MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2002-HC1

Payment Number	37
Beginning Date of Collection Period	01-Jul-05
End Date of Collection Period	31-Jul-05
Payment Date	22-Aug-05
Previous Payment Date	20-Jul-05

Funds Disbursement
Collected Funds	10,057,131.54
Available Payment Amount	9,945,878.72
Principal Collections	7,850,691.42
Interest Collections (net of servicing fee)	2,095,187.30
Net of Principal Recoveries	2,054,541.65
Principal Recoveries	40,645.65
Servicing Fee	111,252.82
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	10,057,131.54
Interest Paid to Notes	703,635.68
Principal Paid to Notes	6,574,106.35
Transferor - pursuant to 5.01 (a) (xii)	2,668,136.69
Servicing Fee	111,252.82

Pool Balance
Beginning Pool Balance	267,006,777.96
Principal Collections (including repurchases)	7,850,691.42
Additional Principal Reduction Amount	799,448.51
Ending Pool Balance	258,356,638.03

Collateral Performance
Cash Yield (% of beginning balance)	9.73%
Loss Rate (net of principal recoveries; % of beginning balance)	3.41%
Net Yield	6.32%
Realized Losses	758,802.86
Cumulative Realized Losses	20,202,000.29
Cumulative Loss Percentage	1.79%
Delinquent Loans
One Payment Principal Balance of loans	16,786,146.04
One Payment Number of loans	162
Two Payments Principal Balance of loans	4,693,868.19
Two Payments Number of loans	49
Three+ Payments Principal Balance of loans	24,421,301.63
Three+ Payments Number of loans	243

Two+ Payments Delinquency Percentage	11.27%
Two+ Payments Rolling Average	11.53%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	2,608
Number outstanding end of period	2,531
Number of REO as of the end of the Collection Period	80
Principal Balance of REO as of the end of the Collection Period	6,258,712.87

Overcollateralization
Begin OC Amount	64,081,626.71
OC Release Amount	2,076,033.58
Extra Principal Payment Amount	0.00
End OC Amount	62,005,593.13
Target OC Amount	62,005,593.13
Interim OC Amount	64,081,626.71
Interim OC Deficiency	0.00

Monthly Excess Cashflow	592,103.11
Principal Payment Amount	5,774,657.84
Principal Collections	7,850,691.42
OC Release Amount	2,076,033.58

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.43000%
Class A Formula Rate (1-mo. Libor plus 30bps)	3.73000%
Class A Note Rate	3.73000%
Class M Formula Rate (1-mo. Libor plus 65bps)	4.08000%
Class M Note Rate	4.08000%
Available Funds Cap	8.46459%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	6.915217
2. Principal Payment per $1,000	6.255055
3. Interest Payment per $1,000	0.660162

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.73000%
2. Days in Accrual Period	33
3. Class A Interest Due	589,386.72
4. Class A Interest Paid	589,386.72
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00
7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	172,377,299.79
2. Class A Principal Due	5,584,456.60
3. Class A Principal Paid	5,584,456.60
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	166,792,843.19
7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.3076879%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	18.6821824%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	64.5591476%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	6.977162
2. Principal Payment per $1,000	6.255055
3. Interest Payment per $1,000	0.722107

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	4.08000%
2. Days in Accrual Period	33
3. Class M Interest Due	114,248.96
4. Class M Interest Paid	114,248.96
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00
7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	30,547,851.46
2. Class M Principal Due	989,649.75
3. Class M Principal Paid	989,649.75
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	29,558,201.71
7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.3076879%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	18.6821824%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	11.4408524%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of HSBC
Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer (the
"Servicer"), pursuant to a Sale and Servicing Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement"), by and among Household Mortgage Funding Corporation III, as
Depositor, Household Mortgage Loan Trust 2002-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth
below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing
Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on August 22, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material
Respects all its obligations under the Sale and
Servicing Agreement through the Collection Period
preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 15th day of
Certificate the 15th day of August, 2005.

HSBC FINANCE CORPORATION
As Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer